      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 11, 1998


                                                      REGISTRATION NO. 333-51489

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       ----------------------------------

                                AMENDMENT NO. 1
                                       TO
                                    FORM S-3

                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933
                       ----------------------------------

        JACOR COMMUNICATIONS, INC.                 JACOR COMMUNICATIONS COMPANY
(Exact name of registrant as specified in   (Exact name of registrant as specified in
               its charter)                                its charter)

          DELAWARE                 31-0978313                 FLORIDA                 59-2054850
(STATE OR OTHER JURISDICTION    (I.R.S. EMPLOYER   (STATE OR OTHER JURISDICTION    (I.R.S. EMPLOYER
             OF                  IDENTIFICATION                 OF                  IDENTIFICATION
      INCORPORATION OR                NO.)               INCORPORATION OR                NO.)
        ORGANIZATION)                                      ORGANIZATION)

BROADCAST FINANCE, INC.                                                                        OHIO
CHANCELLOR BROADCASTING CO., INC.                                                              OREGON
CINE GUARANTORS II, INC.                                                                       CALIFORNIA
CINE GUARANTORS II, LTD.                                                                       CANADA
CINE MOBILE SYSTEMS INT'L. N.V.                                                                ANTILLE
CINE MOVIL S.A. DE C.V.                                                                        MEXICO
CITICASTERS CO.                                                                                OHIO
GACC-N26LB, INC.                                                                               DELAWARE
GREAT AMERICAN MERCHANDISING GROUP, INC.                                                       NEW YORK
GREAT AMERICAN TELEVISION PRODUCTIONS, INC.                                                    CALIFORNIA
INMOBILIARIA RADIAL, S.A. DE C.V.                                                              MEXICO
JACOR BROADCASTING CORPORATION                                                                 OHIO
JACOR BROADCASTING OF ATLANTA, INC.                                                            GEORGIA
JACOR BROADCASTING OF CHARLESTON, INC.                                                         DELAWARE
JACOR BROADCASTING OF COLORADO, INC.                                                           COLORADO
JACOR BROADCASTING OF DENVER, INC.                                                             CALIFORNIA
JACOR BROADCASTING OF FLORIDA, INC.                                                            FLORIDA
JACOR BROADCASTING OF KANSAS CITY, INC.                                                        DELAWARE
JACOR BROADCASTING OF LAS VEGAS, INC.                                                          DELAWARE
JACOR BROADCASTING OF LAS VEGAS II, INC.                                                       DELAWARE
JACOR BROADCASTING OF LOUISVILLE, INC.                                                         DELAWARE
JACOR BROADCASTING OF LOUISVILLE II, INC.                                                      DELAWARE
JACOR BROADCASTING OF SALT LAKE CITY, INC.                                                     DELAWARE
JACOR BROADCASTING OF SALT LAKE CITY II, INC.                                                  DELAWARE
JACOR BROADCASTING OF SAN DIEGO, INC.                                                          DELAWARE
JACOR BROADCASTING OF SARASOTA, INC.                                                           FLORIDA
JACOR BROADCASTING OF ST. LOUIS, INC.                                                          DELAWARE
JACOR BROADCASTING OF TAMPA BAY, INC.                                                          FLORIDA
JACOR BROADCASTING OF TOLEDO, INC.                                                             CALIFORNIA
JACOR BROADCASTING OF YOUNGSTOWN, INC.                                                         OHIO
JACOR CABLE, INC.                                                                              KENTUCKY
JACOR LICENSEE OF CHARLESTON, INC.                                                             DELAWARE
JACOR LICENSEE OF KANSAS CITY, INC.                                                            DELAWARE
JACOR LICENSEE OF LAS VEGAS, INC.                                                              DELAWARE
JACOR LICENSEE OF LAS VEGAS II, INC.                                                           DELAWARE
JACOR LICENSEE OF LOUISVILLE, INC.                                                             DELAWARE
JACOR LICENSEE OF LOUISVILLE II, INC.                                                          DELAWARE
JACOR LICENSEE OF SALT LAKE CITY, INC.                                                         DELAWARE
JACOR LICENSEE OF SALT LAKE CITY II, INC.                                                      DELAWARE
JACOR/PREMIERE HOLDING, INC.                                                                   DELAWARE
JBSL, INC.                                                                                     MISSOURI
MULTIVERSE ACQUISITION CORP.                                                                   DELAWARE
NOBLE BROADCAST CENTER, INC.                                                                   CALIFORNIA
NOBLE BROADCAST GROUP, INC.                                                                    DELAWARE
NOBLE BROADCAST HOLDINGS, INC.                                                                 DELAWARE
NOBLE BROADCAST LICENSES, INC.                                                                 CALIFORNIA
NOBLE BROADCAST OF SAN DIEGO, INC.                                                             CALIFORNIA
NOBRO, S.C.                                                                                    MEXICO
NOVA MARKETING GROUP, INC.                                                                     CALIFORNIA
NSN NETWORK SERVICES, LTD.                                                                     DELAWARE
PREMIERE RADIO NETWORKS, INC.                                                                  DELAWARE
RADIO-ACTIVE MEDIA, INC.                                                                       DELAWARE
SPORTS RADIO BROADCASTING, INC.                                                                CALIFORNIA
SPORTS RADIO, INC.                                                                             CALIFORNIA
TALK RADIO NETWORK, INC.                                                                       OREGON
WHOK, INC.                                                                                     OHIO

BROADCAST FINANCE, INC.                                                                   31-1390698

CHANCELLOR BROADCASTING CO., INC.                                                         98-1114370

CINE GUARANTORS II, INC.                                                                  95-2960196

CINE GUARANTORS II, LTD.                                                                  NOT APPLICABLE

CINE MOBILE SYSTEMS INT'L. N.V.                                                           NOT APPLICABLE

CINE MOVIL S.A. DE C.V.                                                                   NOT APPLICABLE

CITICASTERS CO.                                                                           31-1081002

GACC-N26LB, INC.                                                                          31-1231527

GREAT AMERICAN MERCHANDISING GROUP, INC.                                                  13-2658721

GREAT AMERICAN TELEVISION PRODUCTIONS, INC.                                               31-1019819

INMOBILIARIA RADIAL, S.A. DE C.V.                                                         NOT APPLICABLE

JACOR BROADCASTING CORPORATION                                                            31-1363232

JACOR BROADCASTING OF ATLANTA, INC.                                                       31-1133504

JACOR BROADCASTING OF CHARLESTON, INC.                                                    57-1030503

JACOR BROADCASTING OF COLORADO, INC.                                                      31-1212116

JACOR BROADCASTING OF DENVER, INC.                                                        33-0250362

JACOR BROADCASTING OF FLORIDA, INC.                                                       31-1102108

JACOR BROADCASTING OF KANSAS CITY, INC.                                                   43-1722735

JACOR BROADCASTING OF LAS VEGAS, INC.                                                     61-1263208

JACOR BROADCASTING OF LAS VEGAS II, INC.                                                  31-1506631

JACOR BROADCASTING OF LOUISVILLE, INC.                                                    61-1257881

JACOR BROADCASTING OF LOUISVILLE II, INC.                                                 31-1506626

JACOR BROADCASTING OF SALT LAKE CITY, INC.                                                87-0546502

JACOR BROADCASTING OF SALT LAKE CITY II, INC.                                             31-1506618

JACOR BROADCASTING OF SAN DIEGO, INC.                                                     31-1440011

JACOR BROADCASTING OF SARASOTA, INC.                                                      31-1468564

JACOR BROADCASTING OF ST. LOUIS, INC.                                                     33-0294761

JACOR BROADCASTING OF TAMPA BAY, INC.                                                     31-1234979

JACOR BROADCASTING OF TOLEDO, INC.                                                        30-0200806

JACOR BROADCASTING OF YOUNGSTOWN, INC.                                                    34-1308506

JACOR CABLE, INC.                                                                         31-1273897

JACOR LICENSEE OF CHARLESTON, INC.                                                        57-1031405

JACOR LICENSEE OF KANSAS CITY, INC.                                                       43-1724459

JACOR LICENSEE OF LAS VEGAS, INC.                                                         88-0345737

JACOR LICENSEE OF LAS VEGAS II, INC.                                                      31-1506613

JACOR LICENSEE OF LOUISVILLE, INC.                                                        61-1289758

JACOR LICENSEE OF LOUISVILLE II, INC.                                                     31-1506609

JACOR LICENSEE OF SALT LAKE CITY, INC.                                                    87-0546823

JACOR LICENSEE OF SALT LAKE CITY II, INC.                                                 31-1506621

JACOR/PREMIERE HOLDING, INC.                                                              95-4523968

JBSL, INC.                                                                                43-1735433

MULTIVERSE ACQUISITION CORP.                                                              61-1316387

NOBLE BROADCAST CENTER, INC.                                                              33-0189045

NOBLE BROADCAST GROUP, INC.                                                               33-0215206

NOBLE BROADCAST HOLDINGS, INC.                                                            33-0492627

NOBLE BROADCAST LICENSES, INC.                                                            34-1794221

NOBLE BROADCAST OF SAN DIEGO, INC.                                                        95-3230874

NOBRO, S.C.                                                                               NOT APPLICABLE

NOVA MARKETING GROUP, INC.                                                                33-0578898

NSN NETWORK SERVICES, LTD.                                                                31-1125479

PREMIERE RADIO NETWORKS, INC.                                                             95-4083971

RADIO-ACTIVE MEDIA, INC.                                                                  31-1511358

SPORTS RADIO BROADCASTING, INC.                                                           33-0525378

SPORTS RADIO, INC.                                                                        95-4350343

TALK RADIO NETWORK, INC.                                                                  93-1114406

WHOK, INC.                                                                                34-1092716



     (EXACT NAME OF REGISTRANT AS SPECIFIED        (STATE OR OTHER JURISDICTION    (I.R.S. EMPLOYER
                 IN ITS CHARTER)                                OF                  IDENTIFICATION
                                                         INCORPORATION OR                NO.)
                                                           ORGANIZATION)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         50 EAST RIVERCENTER BOULEVARD
                                   12TH FLOOR
                           COVINGTON, KENTUCKY 41011
                                 (606) 655-2267
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANTS' PRINCIPAL EXECUTIVE OFFICES)
                           --------------------------

                             PAUL F. SOLOMON, ESQ.
                           JACOR COMMUNICATIONS, INC.
                         50 EAST RIVERCENTER BOULEVARD
                                   12TH FLOOR
                           COVINGTON, KENTUCKY 41011
                                 (606) 655-2267
                              (606) 655-9356 (FAX)
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)
                           --------------------------

                          COPIES OF COMMUNICATIONS TO:
                           RICHARD G. SCHMALZL, ESQ.
                            DOUGLAS D. ROBERTS, ESQ.
                            GRAYDON, HEAD & RITCHEY
                            1900 FIFTH THIRD CENTER
                             CINCINNATI, OHIO 45202
                                 (513) 621-6464
                              (513) 651-3836 (FAX)
                           --------------------------

    Approximate date of commencement of proposed sale of the securities to the public: From time to time after this Registration Statement becomes effective.

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or investment reinvestment plans, check the following box. /X/

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /


    THE REGISTRANTS HEREBY AMEND THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANTS SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 11th day of May, 1998.


                                JACOR COMMUNICATIONS, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT AND TREASURER


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 has been signed on May 11, 1998 by the following persons in the capacities indicated.



Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS                        /s/ R. CHRISTOPHER WEBER
--------------------------------------    --------------------------------------

Randy Michaels                            R. Christopher Weber
CHIEF EXECUTIVE OFFICER AND DIRECTOR      SENIOR VICE PRESIDENT, CHIEF FINANCIAL
                                          OFFICER AND ASSISTANT SECRETARY

/s/ ROBERT L. LAWRENCE*                   /s/ ROD F. DAMMEYER*
--------------------------------------    --------------------------------------

Robert L. Lawrence                        Rod F. Dammeyer
PRESIDENT, CHIEF OPERATING OFFICER AND    DIRECTOR
DIRECTOR

/s/ SAMUEL ZELL*                          /s/ F. PHILIP HANDY*
--------------------------------------    --------------------------------------

Samuel Zell                               F. Philip Handy
CHAIRMAN OF THE BOARD AND DIRECTOR        DIRECTOR

/s/ SHELI Z. ROSENBERG*                   /s/ MARC LASRY*
--------------------------------------    --------------------------------------

Sheli Z. Rosenberg                        Marc Lasry
VICE CHAIRMAN AND DIRECTOR                DIRECTOR

/s/ JOHN W. ALEXANDER*                    /s/ MARY AGNES WILDEROTTER*
--------------------------------------    --------------------------------------

John W. Alexander                         Mary Agnes Wilderotter
DIRECTOR                                  DIRECTOR

/s/ PETER C. B. BYNOE*
--------------------------------------

Peter C. B. Bynoe
DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------



Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 11th day of May, 1998.


                                JACOR COMMUNICATIONS COMPANY

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     ASSISTANT SECRETARY


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 has been signed on May 11, 1998 by the following persons in the capacities indicated.


Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS                        /s/ R. CHRISTOPHER WEBER
--------------------------------------    --------------------------------------
Randy Michaels                            R. Christopher Weber
PRESIDENT                                 SENIOR VICE PRESIDENT, CHIEF FINANCIAL
                                          OFFICER AND DIRECTOR

/s/ JON M. BERRY
--------------------------------------
Jon M. Berry
DIRECTOR

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 11th day of May, 1998.


                                BROADCAST FINANCE, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 has been signed on May 11, 1998 by the following persons in the capacities indicated.


Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

/s/ R. CHRISTOPHER WEBER
--------------------------------------
R. Christopher Weber
DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------


Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 11th day of May, 1998.


                                CHANCELLOR BROADCASTING CO., INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 has been signed on May 11, 1998 by the following persons in the capacities indicated.



Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ STEPHEN C. LEHMAN*                    /s/ DANIEL M. YUKELSON*
--------------------------------------    --------------------------------------
Stephen C. Lehman                         Daniel M. Yukelson
PRESIDENT AND CHIEF EXECUTIVE OFFICER     SECRETARY, SENIOR VICE PRESIDENT OF
                                          FINANCE AND CHIEF FINANCIAL OFFICER



/s/ JON M. BERRY
------------------------------------


Jon M. Berry
DIRECTOR


*By: /s/ JON M. BERRY
    ----------------------------------------


Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES



    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 11th day of May, 1998.


                                CINE GUARANTORS II, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 has been signed on May 11, 1998 by the following persons in the capacities indicated.


Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------


Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 11th day of May, 1998.


                                CINE GUARANTORS II, LTD.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 has been signed on May 11, 1998 by the following persons in the capacities indicated.


Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------


Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 11th day of May, 1998.


                                CINE MOBILE SYSTEMS INT'L. N.V.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 has been signed on May 11, 1998 by the following persons in the capacities indicated.


Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------


Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 11th day of May, 1998.


                                CINE MOVIL S.A. DE C.V.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 has been signed on May 11, 1998 by the following persons in the capacities indicated.


Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------


Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 11th day of May, 1998.


                                CITICASTERS CO.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 has been signed on May 11, 1998 by the following persons in the capacities indicated.


Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

/s/ R. CHRISTOPHER WEBER
--------------------------------------
R. Christopher Weber
DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------


Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 11th day of May, 1998.


                                GACC-N26LB, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 has been signed on May 11, 1998 by the following persons in the capacities indicated.


Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------


Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 11th day of May, 1998.


                                GREAT AMERICAN MERCHANDISING GROUP, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 has been signed on May 11, 1998 by the following persons in the capacities indicated.


Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------


Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 11th day of May, 1998.


                                GREAT AMERICAN TELEVISION PRODUCTIONS, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 has been signed on May 11, 1998 by the following persons in the capacities indicated.


Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------


Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 11th day of May, 1998.


                                INMOBILIARIA RADIAL, S.A. DE C.V.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SECRETARY


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 has been signed on May 11, 1998 by the following persons in the capacities indicated.


Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ R. CHRISTOPHER WEBER
--------------------------------------    --------------------------------------
Randy Michaels                            R. Christopher Weber
PRESIDENT AND DIRECTOR                    TREASURER AND DIRECTOR

/s/ JON M. BERRY
--------------------------------------
Jon M. Berry
DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------


Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 11th day of May, 1998.


                                JACOR BROADCASTING CORPORATION

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 has been signed on May 11, 1998 by the following persons in the capacities indicated.


Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

/s/ R. CHRISTOPHER WEBER
--------------------------------------
R. Christopher Weber
DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------


Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 11th day of May, 1998.


                                JACOR BROADCASTING OF ATLANTA, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 has been signed on May 11, 1998 by the following persons in the capacities indicated.


Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------


Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 11th day of May, 1998.


                                JACOR BROADCASTING OF CHARLESTON, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 has been signed on May 11, 1998 by the following persons in the capacities indicated.


Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------


Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 11th day of May, 1998.


                                JACOR BROADCASTING OF COLORADO, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 has been signed on May 11, 1998 by the following persons in the capacities indicated.


Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------


Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 11th day of May, 1998.


                                JACOR BROADCASTING OF DENVER, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 has been signed on May 11, 1998 by the following persons in the capacities indicated.


Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------


Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 11th day of May, 1998.


                                JACOR BROADCASTING OF FLORIDA, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 has been signed on May 11, 1998 by the following persons in the capacities indicated.


Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT AND DIRECTOR                    TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------


Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 11th day of May, 1998.


                                JACOR BROADCASTING OF KANSAS CITY, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 has been signed on May 11, 1998 by the following persons in the capacities indicated.


Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------


Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 11th day of May, 1998.


                                JACOR BROADCASTING OF LAS VEGAS, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 has been signed on May 11, 1998 by the following persons in the capacities indicated.


Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------


Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 11th day of May, 1998.


                                JACOR BROADCASTING OF LAS VEGAS II, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 has been signed on May 11, 1998 by the following persons in the capacities indicated.


Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------


Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 11th day of May, 1998.


                                JACOR BROADCASTING OF LOUISVILLE, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 has been signed on May 11, 1998 by the following persons in the capacities indicated.


Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------


Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 11th day of May, 1998.


                                JACOR BROADCASTING OF LOUISVILLE II, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 has been signed on May 11, 1998 by the following persons in the capacities indicated.


Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------


Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 11th day of May, 1998.


                                JACOR BROADCASTING OF SALT LAKE CITY, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 has been signed on May 11, 1998 by the following persons in the capacities indicated.


Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------


Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 11th day of May, 1998.


                                JACOR BROADCASTING OF SALT LAKE CITY II, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 has been signed on May 11, 1998 by the following persons in the capacities indicated.


Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------


Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 11th day of May, 1998.


                                JACOR BROADCASTING OF SAN DIEGO, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 has been signed on May 11, 1998 by the following persons in the capacities indicated.


Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

/s/ R. CHRISTOPHER WEBER
--------------------------------------
R. Christopher Weber
DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------


Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 11th day of May, 1998.


                                JACOR BROADCASTING OF SARASOTA, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 has been signed on May 11, 1998 by the following persons in the capacities indicated.


Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER

/s/ R. CHRISTOPHER WEBER
--------------------------------------
R. Christopher Weber
DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------


Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 11th day of May, 1998.


                                JACOR BROADCASTING OF ST. LOUIS, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 has been signed on May 11, 1998 by the following persons in the capacities indicated.


Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------


Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 11th day of May, 1998.


                                JACOR BROADCASTING OF TAMPA BAY, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 has been signed on May 11, 1998 by the following persons in the capacities indicated.


Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------


Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 11th day of May, 1998.


                                JACOR BROADCASTING OF TOLEDO, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 has been signed on May 11, 1998 by the following persons in the capacities indicated.


Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------


Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 11th day of May, 1998.


                                JACOR BROADCASTING OF YOUNGSTOWN, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 has been signed on May 11, 1998 by the following persons in the capacities indicated.


Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

/s/ R. CHRISTOPHER WEBER
--------------------------------------
R. Christopher Weber
DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------


Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 11th day of May, 1998.


                                JACOR CABLE, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 has been signed on May 11, 1998 by the following persons in the capacities indicated.


Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------


Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 11th day of May, 1998.


                                JACOR LICENSEE OF CHARLESTON, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 has been signed on May 11, 1998 by the following persons in the capacities indicated.


Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------


Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 11th day of May, 1998.


                                JACOR LICENSEE OF KANSAS CITY, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 has been signed on May 11, 1998 by the following persons in the capacities indicated.


Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------


Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 11th day of May, 1998.


                                JACOR LICENSEE OF LAS VEGAS, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 has been signed on May 11, 1998 by the following persons in the capacities indicated.


Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------


Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 11th day of May, 1998.


                                JACOR LICENSEE OF LAS VEGAS II, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 has been signed on May 11, 1998 by the following persons in the capacities indicated.


Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------


Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 11th day of May, 1998.


                                JACOR LICENSEE OF LOUISVILLE, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 has been signed on May 11, 1998 by the following persons in the capacities indicated.


Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------


Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 11th day of May, 1998.


                                JACOR LICENSEE OF LOUISVILLE II, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 has been signed on May 11, 1998 by the following persons in the capacities indicated.


Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------


Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 11th day of May, 1998.


                                JACOR LICENSEE OF SALT LAKE CITY, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 has been signed on May 11, 1998 by the following persons in the capacities indicated.


Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------


Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 11th day of May, 1998.


                                JACOR LICENSEE OF SALT LAKE CITY II, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 has been signed on May 11, 1998 by the following persons in the capacities indicated.


Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------


Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 11th day of May, 1998.


                                JACOR/PREMIERE HOLDING, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 has been signed on May 11, 1998 by the following persons in the capacities indicated.


Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------


Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 11th day of May, 1998.


                                JBSL, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 has been signed on May 11, 1998 by the following persons in the capacities indicated.


Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

/s/ R. CHRISTOPHER WEBER
--------------------------------------
R. Christopher Weber
DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------


Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES



    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 11th day of May, 1998.


                                MULTIVERSE ACQUISITION CORP.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 has been signed on May 11, 1998 by the following persons in the capacities indicated.



Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ STEPHEN C. LEHMAN*                    /s/ DANIEL M. YUKELSON*
--------------------------------------    --------------------------------------
Stephen C. Lehman                         Daniel M. Yukelson
PRESIDENT AND CHIEF EXECUTIVE OFFICER     SECRETARY, SENIOR VICE PRESIDENT OF
                                          FINANCE AND CHIEF FINANCIAL OFFICER



/s/ JON M. BERRY
------------------------------------

Jon M. Berry
DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------


Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 11th day of May, 1998.


                                NOBLE BROADCAST CENTER, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 has been signed on May 11, 1998 by the following persons in the capacities indicated.


Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------


Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 11th day of May, 1998.


                                NOBLE BROADCAST GROUP, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 has been signed on May 11, 1998 by the following persons in the capacities indicated.


Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------


Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 11th day of May, 1998.


                                NOBLE BROADCAST HOLDINGS, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 has been signed on May 11, 1998 by the following persons in the capacities indicated.


Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------


Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 11th day of May, 1998.


                                NOBLE BROADCAST LICENSES, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 has been signed on May 11, 1998 by the following persons in the capacities indicated.


Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------


Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 11th day of May, 1998.


                                NOBLE BROADCAST OF SAN DIEGO, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 has been signed on May 11, 1998 by the following persons in the capacities indicated.


Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------


Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 11th day of May, 1998.


                                NOBRO, S.C.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SECRETARY


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 has been signed on May 11, 1998 by the following persons in the capacities indicated.


Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ R. CHRISTOPHER WEBER
--------------------------------------    --------------------------------------
Randy Michaels                            R. Christopher Weber
PRESIDENT AND DIRECTOR                    TREASURER AND DIRECTOR

/s/ JON M. BERRY
--------------------------------------
Jon M. Berry
DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------


Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 11th day of May, 1998.


                                NOVA MARKETING GROUP, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 has been signed on May 11, 1998 by the following persons in the capacities indicated.


Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------


Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 11th day of May, 1998.


                                NSN NETWORK SERVICES, LTD.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 has been signed on May 11, 1998 by the following persons in the capacities indicated.


Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------


Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 11th day of May, 1998.


                                PREMIERE RADIO NETWORKS, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 has been signed on May 11, 1998 by the following persons in the capacities indicated.



Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ STEPHEN C. LEHMAN*                    /s/ DANIEL M. YUKELSON*
--------------------------------------    --------------------------------------
Stephen C. Lehman                         Daniel M. Yukelson
PRESIDENT AND CHIEF EXECUTIVE OFFICER     SECRETARY, SENIOR VICE PRESIDENT OF
                                          FINANCE AND
                                          CHIEF FINANCIAL OFFICER

/s/ JON M. BERRY
--------------------------------------
Jon M. Berry
DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------



Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 11th day of May, 1998.


                                RADIO-ACTIVE MEDIA, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 has been signed on May 11, 1998 by the following persons in the capacities indicated.


Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------


Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 11th day of May, 1998.


                                SPORTS RADIO BROADCASTING, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 has been signed on May 11, 1998 by the following persons in the capacities indicated.


Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------


Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 11th day of May, 1998.


                                SPORTS RADIO, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 has been signed on May 11, 1998 by the following persons in the capacities indicated.


Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------


Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES



    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 11th day of May, 1998.


                                TALK RADIO NETWORK, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 has been signed on May 11, 1998 by the following persons in the capacities indicated.



Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ STEPHEN C. LEHMAN*                    /s/ DANIEL M. YUKELSON*
--------------------------------------    --------------------------------------
Stephen C. Lehman                         Daniel M. Yukelson
PRESIDENT AND CHIEF EXECUTIVE OFFICER     SECRETARY, SENIOR VICE PRESIDENT OF
                                          FINANCE AND
                                          CHIEF FINANCIAL OFFICER

/s/ JON M. BERRY
--------------------------------------
Jon M. Berry
DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------



Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES



    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 11th day of May, 1998.


                                WHOK, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Form S-3 Registration Statement No. 333-51489 has been signed on May 11, 1998 by the following persons in the capacities indicated.


Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

/s/ R. CHRISTOPHER WEBER
--------------------------------------
R. Christopher Weber
DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------


Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                               INDEX TO EXHIBITS

 EXHIBIT
 NUMBER                                             DESCRIPTION OF EXHIBIT
---------  --------------------------------------------------------------------------------------------------------
      1.1  Underwriting Agreement.*

      2.1  Warrant Agreement dated as of September 18, 1996 between Jacor and KeyCorp Shareholder Services, Inc., as warrant agent. Incorporated by reference to Exhibit 4.1 to Jacor's Current Report on Form 8-K dated
           October 3, 1996.**

      2.2  Supplemental Agreement dated as of September 18, 1996 between Jacor and KeyCorp Shareholder Services,
           Inc., as warrant agent. Incorporated by reference to Exhibit 4.2 of Jacor's Current Report on Form 8-K
           dated October 3, 1996.**

      2.3  Registration Rights Agreement dated as of August 5, 1996 among Jacor, JCAC, Inc., Great American
           Insurance Company, American Financial Corporation, American Financial Enterprises, Inc., Carl H.
           Lindner, The Carl H. Lindner Foundation, and S. Craig Lindner. Incorporated by reference to Exhibit 2.22 to Jacor's Post-Effective Amendment No. 1 on Form S-3 to Form S-4 (File No. 333-6639).**

      2.4  Asset Exchange Agreement dated as of September 26, 1996 between Citicasters Co. and Pacific and Southern
           Company, Inc. (omitting schedules and exhibits not deemed material). Incorporated by reference to
           Exhibit 2.1 to Jacor's Current Report on Form 8-K dated October 11, 1996.**

      2.5  Agreement and Plan of Merger dated as of October 8, 1996 ("Regent Merger Agreement") between Jacor and
           Regent Communications, Inc. (omitting schedules and exhibits not deemed material). Incorporated by reference to Exhibit 2.1 to Jacor's Current Report on Form 8-K dated October 23, 1996, as amended.**

      2.6  Warrant Agreement dated as of February 27, 1997 between Jacor and KeyCorp Shareholder Services, Inc., as warrant agent (included as Exhibit B to Regent Merger Agreement). Incorporated by reference to Exhibit
           4.1 to Jacor's Current Report on Form 8-K dated May 5, 1997.**

      2.7  Registration Rights Agreement dated as of October 8, 1996 among Jacor and the parties listed in Schedule
           I thereto (included as Exhibit I to Regent Merger Agreement). Incorporated by reference to Exhibit 2.4 to Jacor's Current Report on Form 8-K dated October 23, 1996, as amended.**

      2.8  Form of Plan and Agreement of Merger between Jacor and New Jacor, Inc. Incorporated by reference to
           Annex VII to the Proxy Statement/Information Statement/Prospectus to Jacor's Form S-4 Registration
           Statement (File No. 333-6639).**

      2.9  Asset Purchase Agreement dated as of March 17, 1997 among JCC, EFM Programming, Inc., EFM Media
           Management, Inc., EFM Publishing, Inc. and PAM Media, Inc. Incorporated by reference to Exhibit 2.1 to
           Jacor's Current Report on Form 8-K dated March 21, 1997, as amended.**

     2.10  Agreement and Plan of Merger dated as of April 7, 1997 among Jacor, Jacor Communications Company
           ("JCC"), PRN Holding Acquisition Corp. and Premiere Radio Networks, Inc. (omitting schedules and exhibits not deemed material). Incorporated by reference to Exhibit 2.1 to Jacor's Current Report on
           Form 8-K dated April 8, 1997, as amended.**

     2.11  Shareholders' Agreement dated as of April 7, 1997 by and among Jacor, JCC, Archon Communications, Inc.
           ("Archon"), the stockholders of Archon and certain shareholders of Premiere (omitting schedules and exhibits not deemed material). Incorporated by reference to Exhibit 2.2 to Jacor's Current Report on
           Form 8-K dated April 8, 1997, as amended.**

     2.12  Stock Purchase Agreement dated as of April 7, 1997 among Jacor, JCC, Archon Communications Partners LLC and News America Holdings Incorporated (omitting schedules and exhibits not deemed material).
           Incorporated by reference to Exhibit 2.3 to Jacor's Current Report on Form 8-K dated April 8, 1997, as amended.**

 EXHIBIT
 NUMBER                                             DESCRIPTION OF EXHIBIT
---------  --------------------------------------------------------------------------------------------------------
     2.13  Purchase Agreement dated June 11, 1997, by and among JCC, Jacor, the Subsidiary Guarantors named therein
           (the "Subsidiary Guarantors"), Donaldson, Lufkin & Jenrette Securities Corporation, Chase Securities,
           Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated. Incorporated by reference to Exhibit 2.1 to
           Jacor's Current Report on Form 8-K dated June 26, 1997, as amended.**

     2.14  Registration Rights Agreement dated June 17, 1997 among JCC, Jacor, the Subsidiary Guarantors,
           Donaldson, Lufkin & Jenrette Securities Corporation, Chase Securities, Inc. and Merrill Lynch, Pierce,
           Fenner & Smith Incorporated. Incorporated by reference to Exhibit 4.2 to Jacor's Current Report on Form
           8-K dated June 26, 1997, as amended.**

     2.15  Agreement of Sale dated December 19, 1997 by and between Nationwide Mutual Insurance Company, Employers
           Insurance of Wausau, Nationwide Communications, Inc., San Diego Lotus Corp., The Beak and Wire
           Corporation, Citicasters Co. and Jacor Communications Company (omitting schedules and exhibits not deemed material). Incorporated by reference to Exhibit 2.1 to Jacor's Current Report on Form 8-K dated
           October 23, 1997, as amended.**

      4.1  Form of Indenture. Incorporated by reference to Exhibit 4.1 to Jacor's Form S-3 Registration Statement
           (File No. 333-19291).**

      4.2  Indenture dated as of June 12, 1996 between Jacor and The Bank of New York for Jacor's Liquid Yield
           Option-TM- Notes Due 2011. Incorporated by reference to Exhibit 4.23 to Jacor's Form S-4 Registration
           Statement (File No. 333-6639).**

      4.3  Indenture dated as of June 12, 1996 among Jacor, JCAC, Inc. and First Trust of Illinois, National
           Association for JCAC, Inc.'s 10 1/8% Senior Subordinated Notes due 2006 and Jacor's Guaranty thereof.
           Incorporated by reference to Exhibit 4.24 to Jacor's Form S-4 Registration Statement (File No.
           333-6639).**

      4.4  Effectiveness Agreement dated as of September 16, 1997 among JCC, the Lenders named therein (the
           "Lenders"), The Chase Manhattan Bank, as Adminstrative Agent, Banque Paribas, as Documentation Agent,
           and Bank of America National Trust and Savings Association (as successor by merger to Bank of America,
           Illinois), as Syndication Agent (omitting schedules and exhibits not deemed material). Incorporated by reference to Exhibit 4.1 to Jacor's Current Report on Form 8-K dated September 30, 1997.**

      4.5  Amended and Restated Credit Agreement dated as of September 16, 1997 ("Credit Agreement") among JCC, the
           Lenders, Bank of America National Trust and Savings Association (as successor by merger to Bank of
           America, Illinois), as Syndication Agent, Banque Paribas, as Documentation Agent, and The Chase
           Manhattan Bank, as Administrative Agent (omitting schedules and exhibits not deemed material) (included as Exhibit A to Effectiveness Agreement). Incorporated by reference to Exhibit 4.2 to Jacor's Current
           Report on Form 8-K dated September 30, 1997.**

      4.6  Security Agreement dated as of June 12, 1996 by and between JCAC, Inc. and Chemical Bank as
           Administrative Agent. Incorporated by reference to Exhibit 4.28 to Jacor's Form S-4 Registration
           Statement (File No. 333-6639).**

      4.7  Parent Guaranty dated as of June 12, 1996 and as amended and restated as of September 16, 1997 by Jacor in favor of The Chase Manhattan Bank (as successor by merger to Chemical Bank), as Administrative Agent, for the Lenders and any Interest Rate Hedge Providers (as defined in the Credit Agreement). Incorporated by reference to Exhibit 4.3 to Jacor's Current Report on Form 8-K dated September 30, 1997.**

      4.8  Pledge Agreement dated as of June 12, 1996 by and between Jacor and Chemical Bank, as Administrative
           Agent for the Agents (as defined in the Credit Agreement), the Lenders and any Interest Rate Hedge
           Providers. Incorporated by reference to Exhibit 4.30 to Jacor's Form S-4 Registration Statement (File
           No. 333-6639).**

 EXHIBIT
 NUMBER                                             DESCRIPTION OF EXHIBIT
---------  --------------------------------------------------------------------------------------------------------
      4.9  Indenture dated as of December 17, 1996 among JCC, Jacor, the Subsidiary Guarantors named therein (the
           "Subsidiary Guarantors") and The Bank of New York for JCC's 9 3/4% Senior Subordinated Notes due 2006
           and Jacor's and the Subsidiary Guarantors' Guarantees thereof. Incorporated by reference to Exhibit 4.9 to Jacor's Form S-3 Registration Statement (File No. 333-19291).**

     4.10  Form of Deposit Agreement. Incorporated by reference to Exhibit 4.10 to Jacor's Form S-3 Registration
           Statement (File No. 333-19291).**

     4.11  Stock Option Agreement dated as of June 23, 1993 between Jacor and Rod F. Dammeyer covering 10,000 shares of Jacor's common stock. (1) Incorporated by reference to Exhibit 4.3 to Jacor's Quarterly Report on Form 10-Q dated August 13, 1993.**

     4.12  Stock Option Agreement dated as of December 15, 1994 between Jacor and Rod F. Dammeyer covering 5,000 shares of Jacor's common stock. (2) Incorporated by reference to Exhibit 4.23 to Jacor's Quarterly
           Report on Form 10-Q dated August 13, 1993.**

     4.13  Indenture dated as of June 17, 1997 among JCC, Jacor, the Subsidiary Guarantors and The Bank of New York
           for JCC's 8 3/4% Senior Subordinated Notes due 2007 and Jacor's and the Subsidiary Guarantors'
           Guarantees thereof. Incorporated by reference to Exhibit 4.1 to Jacor's Current Report on Form 8-K dated
           June 26, 1997, as amended.**

     4.14  Form of 8 3/4% Series A Senior Subordinated Note due 2007 (included as part of Indenture listed as
           Exhibit 4.13 which is incorporated by reference to Exhibit 4.1 to Jacor's Current Report on Form 8-K
           dated June 26, 1997, as amended).**

     4.15  Form of 8 3/4% Series B Senior Subordinated Note due 2007 (included as part of Indenture listed as
           Exhibit 4.13 which is incorporated by reference to Exhibit 4.1 to Jacor's Current Report on Form 8-K
           dated June 26, 1997, as amended).**

     4.16  Reaffirmation Agreement dated as of September 16, 1997 among The Chase Manhattan Bank, as Administrative
           Agent for the benefit of the Agents, the Issuing Banks, the Lenders and any Interest Rate Hedge
           Providers (each as defined in the Credit Agreement), Jacor, JCC and each subsidiary of JCC. Incorporated by reference to Exhibit 4.4 to Jacor's Current Report on Form 8-K dated September 30, 1997.**

     4.17  First Supplemental Indenture dated as of September 16, 1997 (Supplemental to Indenture dated as of June
           12, 1996) between JCC, Jacor and First Trust National Association for JCC's 10 1/8% Senior Subordinated
           Notes due 2006 and Jacor's and the Subsidiary Guarantors' Guarantees thereof. Incorporated by reference to Exhibit 4.5 to Jacor's Current Report on Form 8-K dated September 30, 1997.**

     4.18  First Supplemental Indenture dated as of September 16, 1997 (Supplemental to Indenture dated as of
           December 17, 1996) between JCC, Jacor, the Subsidiary Guarantors named therein, and The Bank of New York for JCC's 9 3/4% Senior Subordinated Notes due 2006 and Jacor's and the Subsidiary Guarantors'
           Guarantees thereof. Incorporated by reference to Exhibit 4.6 to Jacor's Current Report on Form 8-K dated
           September 30, 1997.**

     4.19  First Supplemental Indenture dated as of September 16, 1997 (Supplemental to Indenture dated as of June
           17, 1997) between JCC, Jacor, the Subsidiary Guarantors named therein, and The Bank of New York for
           JCC's 8 3/4% Senior Subordinated Notes due 2007 and Jacor's and the Subsidiary Guarantors' Guarantees
           thereof. Incorporated by reference to Exhibit 4.7 to Jacor's Current Report on Form 8-K dated September
           30, 1997.**

     4.20  Indenture dated as of February 9, 1998 among JCC, Jacor, the Subsidiary Guarantors and the Bank of New
           York for JCC's 8% Senior Subordinated Notes due 2010 and Jacor's and the Subsidiary Guarantors' Guaranty
           thereof.***

     4.21  Indenture dated as of February 9, 1998 between Jacor and the Bank of New York for Jacor's Liquid Yield
           Option-TM- Notes due 2018.***

 EXHIBIT
 NUMBER                                             DESCRIPTION OF EXHIBIT
---------  --------------------------------------------------------------------------------------------------------
      5.1  Opinion of Graydon, Head & Ritchey.

     12.1  Computation of Ratio of Earnings to Fixed Charges.***

     23.1  Consent of Coopers & Lybrand L.L.P.***

     23.2  Consent of KPMG Peat Marwick LLP.***

     23.3  Consent of Graydon, Head & Ritchey (included in opinion of counsel filed as Exhibit 5.1).

     24.1  Powers of Attorney of directors and officers signing this Registration Statement are part of the
           Signature Pages.

     24.2  Power of Attorney of Randy Michaels.***

     25.1  Statement of Eligibility of Trustee on Form T-1.****

     27.1  Financial Data Schedule of Jacor. Incorporated by reference to Jacor's Annual Report on Form 10-K for the year ended December 31, 1997, as amended.**


------------------------

   (*) To be filed, as applicable to a particular offering of Securities, as an exhibit to a Current Report on Form 8-K and incorporated herein by reference thereto.

  (**) Incorporated by reference.


 (***) Previously filed.


(****) To be filed pursuant to Section 305(b)(2) of the Trust Indenture Act of 1939.

    (1) Identical documents were entered into with John W. Alexander, F. Philip Handy and Marc Lasry.

    (2) Identical documents were entered into with John W. Alexander, F. Philip Handy, Marc Lasry and Sheli Z. Rosenberg. Pursuant to substantially identical documents, (a) a grant of 5,000 stock options was made to each of these five individuals in February 1996, and (b) a grant of 5,000 stock options was made to each of these five individuals and to Samuel Zell, Peter C. B. Bynoe and Mary Agnes Wilderotter in April 1997.